                                                                    EXHIBIT 23-1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference into the registration statements of Sonoco Products Company on Form S-8 (filed September 1, 1981, September 5, 1985, June 3, 1988, November 27, 1989, February 5, 1992 and November 22, 1993)
and Form S-3 (filed June 6, 1991, File No. 33-40538; filed October 4, 1993, File No. 33-50501; filed October 4, 1993, File No. 33-50503) of our report, which includes an explanatory paragraph indicating that the Company changed its method of accounting for postretirement benefits other than pensions and income taxes in 1992, dated January 28, 1994, on our audits of the consolidated financial statements and financial statement schedules of Sonoco Products Company as of December 31, 1993 and 1992, and for each of the three years in the period ended December 31, 1993, which report is included in this Annual Report on Form 10-K.



                                                   /s/ Coopers & Lybrand
                                                   ---------------------
                                                       COOPERS & LYBRAND
Charlotte, North Carolina
March 29, 1994

                                                                    EXHIBIT 23-2

                            Arthur Andersen & Co.



                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated June 28, 1993 related to our audit of the financial statments of the Engraph, Inc, Retirement Plus Plan for the year ended December 31, 1992 and to all references to our firm included in Form 11-K (an exhibit to Sonoco Products Company's Annual Report on Form 10-K).


                                           /s/  Arthur Andersen & Co.
                                           --------------------------
                                                Arthur Andersen & Co.


Atlanta, Georgia
March 25, 1994